Concession Management Unit                                     License #Xl96533
April 10, 1997

                                  Amendment #2

                             Jones Beach State Park
                   Jones Beach Theater -- Beach Concerts, Inc.

      Concession license agreement dated January 29, 1990, executed by the State of New York acting by and through the Office of Parks, Recreation and Historic Preservation (hereinafter referred to as PARKS), and Beach Concerts, Inc. (hereinafter referred to as the LICENSEE).

      Whereas, PARKS and the LICENSEE desire to further amend the agreement for the operation of the Jones Beach Theater, located in Jones Beach State Park, as described in the January 29, 1990 agreement and November 21, 1990 amendment (#1) to the agreement.

      Now, Therefore, in consideration of the premises and mutual covenants and conditions contained in license X196533, as amended, PARKS hereby grants to the LICENSEE and the LICENSEE hereby accepts from PARKS an amendment to such agreement, presently expiring on December 31, 1999, as follows:

1. Section 10, in connection with required capital investment, is amended by adding a new subsection, as follows:

            a. LICENSEE shall make an additional capital investment in the Jones Beach Theater building, beginning in 1997 and to be completed and placed into service for use beginning with the 1998 season. Such additional capital investment shall be for the design, engineering, and construction of additional seats (minimum 3,500), including skyboxes, at the Jones Beach Theater. Such additional capital investment shall be for a minimum of Eight Million and xxx/100 Dollars ($8,000,000). Such expansion shall be performed by LICENSEE:

                        (1) pursuant to plans and specifications prepared by a professional engineer and/or professional architect licensed to practice in the State of New York;

                        (2) pursuant to plans and specifications approved by PARKS; such approval shall not be unreasonably withheld;

                        (3) the total cost of design, engineering, review and approval of shop drawings, changes, payments, etc., and construction supervision shall not exceed 15% of actual total construction costs;

                        (4) LICENSEE shall set aside, in an interest bearing account in the name of the LICENSEE and PARKS jointly, a total amount of One Hundred Thousand and XXX/100 Dollars ($100,000), which shall be earmarked specifically for the purpose of financing an independent engineering/architectural firm, selected by and operating on behalf of PARKS, to oversee construction, conduct periodic inspections of construction in progress, and perform such other functions with respect to this capital improvement as directed by PARKS. Withdrawals from this account shall be by joint signature of PARKS and LICENSEE.

                        (5) All new construction shall comply with Americans With Disabilities Act requirements as determined by PARKS.

            b. LICENSEE shall amortize the actual additional capital investment over a twenty--three year amortization schedule.

            c. PARKS agrees to include in its new Request For Proposal for the next license to operate the Jones Beach Theater (said license is to commence on January 1, 2000) a requirement that the successful bidder be required to reimburse the LICENSEE for the unamortized portion, as determined by subsection (d) below, of the additional capital investment existing at the expiration of this license agreement within ninety (90) days after the approval of the new license by the State Comptroller.

            d. The actual amount of the additional capital investment required shall be fixed upon completion of the improvement through an audit conducted by or on behalf of Parks; this amount will be adjusted by the inflation rate as of the date the improvement is placed in service. The inflation rate shall be determined by using the rate that is fixed by the United States Bureau of Labor Statistics Consumer Price Index. The actual amount to be reimbursed by the next licensee shall be the audited cost of the improvement (including the inflation adjustment) less the amount amortized by the LICENSEE for 1998 and 1999, or one/twenty-second of the total per year. In no case shall the amount reimbursed exceed One Hundred Per Cent (100%) of the actual additional capital investment.

            e. This provision shall not be included in the subsequent license should Beach Concerts, Inc., or a successor in interest, be awarded the next license.

2. Section 16 of the agreement is amended to provide PARKS with ten (10), instead of five (5), business days during which to approve or disapprove of "all performers, performances and events to be staged by the LICENSEE at the Jones Beach Theater...."

3. Section 5.a. of the agreement is amended with respect to the payment to PARKS as compensation for this license, as follows:

            -- for the year of 1997, the LICENSEE shall pay to PARKS a lump sum flat fee of Two Million and XXX/100 Dollars ($2,000,000);

            -- for the year of 1998, the LICENSEE shall pay to PARKS a lump sum flat fee of Two Million and XXX/l00 Dollars ($2,000,000);

            -- for the year of 1999, the LICENSEE shall pay to PARKS a lump sum flat fee of Two Million Two Hundred Thousand and xxx/100 Dollars ($2,200,000).

      (a) Section 5(c) of the agreement is amended by replacing it with the following:

                  5(c) In addition, the LICENSEE shall pay to PARKS each year an amount equal to $2.00 for every ticket sold over 400,000 tickets for Jones Beach Theater shows.

      (b)   Sections 5(b) is deleted in its entirety.

      (c) Section 7 shall be amended by removing therefrom the sentence regarding LICENSEE's agreement to pay to PARKS the sum of TWO THOUSAND ONE HUNDRED DOLLARS ($2,100) as its share of proceeds from the sale of artist--related merchandise. It is understood that the LICENSEE shall no longer be required to make any payments to PARKS under section 7 of this agreement.

4.    License agreement is amended by adding the following additional sections:

            Section 47. LICENSEE agrees that smoking at the licensed premises shall be controlled in conformance with ordinances for smoking as adopted by Nassau County for public places, or as directed by PARKS.

            Section 48. LICENSEE shall provide lighting if additional parking is required. In addition, PARKS may require special transportation from parking areas not currently being used by the LICENSEE, at the LICENSEE's sole expense.

            Section 49. LICENSEE shall pay for all overtime expenses associated with Park Police services for each concert.

            Section 50. LICENSEE agrees to comply with the provisions of Appendix A (Standard Clauses for All NYS Contracts), and Appendix B (Participation by Minority Group Members and Women With Respect to State Contracts) attached hereto and made a part hereof.

            Section 51. LICENSEE agrees to comply with the provisions of Appendix C (MacBride Fair Employment Principles), and Appendic D (Omnibus Procurement Act of 1992), which are attached hereto, must be signed and dated by the LICENSEE, and are made a part hereof.

      All other provisions of license agreement X196533 shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed the day and year first above written.


                                       OFFICE OF PARKS, RECREATION AND
                                       HISTORIC PRESERVATION


Date: 4/20/97                          By: /s/
     ------------------                    -------------------------------

                                       LICENSEE

Date: April 11, 1997                   By: /s/ Ron Delsener
     ------------------                    -------------------------------


---------------------
APPROVED AS TO FORM
NYS ATTORNEY GENERAL

Approved: APR 25 1997

  /s/



ASSOCIATE ATTORNEY
---------------------

------------------------
   Attorney General


Approved: /s/                MAY 8 1997
---------------------------------------
          State Comptroller

                                   CORPORATION

STATE OF NEW YORK  )
                   )    SS.:
COUNTY OF NEW YORK )

On this 11th day of April, 1997, before me personally came Ron Delsener, to me known, who by me being duly sworn did dipose and say that he is the Co-President of Beach Concerts Inc., the corporation described in and which executed the foregoing instrument; that he is duly authorized by Beach Concerts Inc. to execute the foregoing instrument on behalf of said corporation and that he signed his name thereto by order of said corporation for the purposes and uses therein described.


                                                  /s/ Kathleen A. Garringe
                                         ---------------------------------
                                                  NOTARY PUBLIC

                               [Stamp Illegible]

                                   APPENDIX A
                            Standard Clauses For All
                            New York State Contracts

      The parties to the attached contract, license, lease, amendment or other agreement of any kind (hereinafter, "the contract" or "this contract") agree to be bound by the following clauses which are hereby made a part of the contract (the word "Contractor" herein refers to any party other than the State, whether a contractor, licensor, licensee, lessor, lessee or any other party):

      1. EXECUTORY CLAUSE. In accordance with Section 41 of the State Finance Law, the State shall have no liability under this contract to the Contractor or to anyone else beyond funds appropriated and available for this contract.

      2. NON-ASSIGNMENT CLAUSE. In accordance with Section 138 of the State Finance Law, this contract may not be assigned by the Contractor or its right, title or interest therein assigned, transferred, conveyed, sublet or otherwise disposed of without the previous consent, in writing, of the State and any attempts to assign the contract without the State's written consent are null and void. The Contractor may, however, assign its right to receive payment without the State's prior written consent unless this contract concerns Certificates of Participation pursuant to Article 5-A of the State Finance Law.

      3. COMPTROLLER'S APPROVAL. In accordance with Section 112 of the State Finance Law (or, if this contract is with the State University or City University of New York, Section 355 or Section 6218 of the Education Law), if this contract exceeds $5,000 ($20,000 for certain S.U.N.Y. and C.U.N.Y. contracts), or if this is an amendment for any amount to a contract which, as so amended, exceeds said statutory amount or if, by this contract, the State agrees to give something other than money, it shall not be valid, effective or binding upon the State until it has been approved by the State Comptroller and filed in his office.

      4. WORKERS' COMPENSATION BENEFITS. In accordance with Section 142 of the State Finance Law, this contract shall be void and no force and effect unless the Contractor shall provide and maintain coverage during the life of this contract for the benefit of such employees as are required to be covered by the provisions of the Workers' Compensation Law.

      5. NON-DISCRIMINATION REQUIREMENTS. In accordance with Article 15 of the Executive Law (also known as the Human Rights Law) and all other State and Federal statutory and constitutional non-discrimination provisions, the Contractor will not discriminate against any employee or applicant for employment because of race, creed, color, sex, national origin, age, disability or marital status. Furthermore, in accordance with Section 220-e of the Labor Law, if this is a contract for the construction, alteration or repair of any public building or public work or for the manufacture, sale or distribution of materials, equipment or supplies, and to the extent that this contract shall be performed within the State of New York, Contractor agrees that neither it nor its subcontractors shall, by reason of race, creed, color, disability, sex or national origin: (a) discriminate in hiring against any New York State citizen who is qualified and available to perform the work: or (b) discriminate against or intimidate any employee hired for the performance of work under this contract. If this is a building service contract as defined in Section 230 of the Labor Law, then, in accordance with Section 239 thereof. Contractor agrees that neither it nor its subcontractors shall, by reason of race, creed, color, national origin, age, sex or disability: (a) discriminate in hiring against any New York State citizen who is qualified and available to perform the work: or
(b) discriminate against or intimidate any employee hired for the performance of work under this contract. Contractor is subject to fines of $50.00 per person per day for any violation of Section 220-e or Section 239 as well as possible termination of this contract and forfeiture of all moneys due hereunder for a second or subsequent violation.

      6. WAGE AND HOURS PROVISIONS. If this is a public work contract covered by
Article 8 of the Labor Law or a building service contract covered by Article 9 thereof, neither Contractor's employees nor the employees of its subcontractors may be required or permitted to work more than the number of hours or days stated in said statutes, except as otherwise provided in the Labor Law and as set forth in prevailing wage and supplement schedules issued by the State Labor Department. Furthermore, Contractor and its subcontractors must pay at least the prevailing wage rate and pay or provide the prevailing supplements, including the premium rates for overtime pay, as determined by the State Labor Department in accordance with the Labor Law.

      7. NON-COLLUSIVE BIDDING REQUIREMENT. In accordance with Section 139-d of the State Finance Law, if this contract was awarded based upon the submission of bids. Contractors warrants, under penalty of perjury, that its bid was arrived at independently and without collusion aimed at restricting competition. Contractor further warrants that, at the time Contractor submitted its bid, an authorized and responsible person executed and delivered to the State a non-collusive bidding certification on Contractor's behalf.

      8. INTERNATIONAL BOYCOTT PROHIBITION. In accordance with Section 220-f of the Labor Law and Section 139-h of the State Finance Law, if this contract exceeds $5,000, the Contractor agrees, as a material condition of the contract, that neither the Contractor nor any substantially owned or affiliated person, firm, partnership or corporation has participated, is participating, or shall participate in an international boycott in violation of the Federal Export Administration Act of 1979 (50 USC App. Section 2401 et seq.) or regulations thereunder. If such Contractor, or any of the aforesaid affiliates of Contractor, is convicted or is otherwise found to have violated said laws or regulations upon the final determination of the United States Commerce Department or any other appropriate agency of the United States subsequent to the contract's execution, such contract, amendment or modification thereto shall be rendered forfeit and void. The Contractor shall so notify the State Comptroller within five (5) business days of such conviction, determination or disposition of appeal (2 NYCRR 105.4).

      9. SET-OFF RIGHTS. The State shall have all of its common law, equitable and statutory rights of set-off. These rights shall include, but not be limited to, the State's option to withhold for the purposes of set-off any moneys due to the Contractor under this contract up to any amounts due and owing to the State with regard to this contract, any other contract with any State department or agency, including any contract for a term commencing prior to the term of this contract, plus any amounts due and owing to the State for any other reason including, without limitation, tax delinquencies, fee delinquencies or monetary penalties relative thereto. The State shall exercise its set-off rights in accordance with normal State practices including, in cases of set-off pursuant to an audit, the finalization of such audit by the State agency, its representatives, or the State Comptroller.

      10. RECORDS. The Contractor shall establish and maintain complete and accurate books, records, documents, accounts and other evidence directly pertinent to performance under this contract (hereinafter, collectively, "the Records"). The Records must be kept for the balance of the calendar year in which they were made and for six (6) additional years thereafter. The State Comptroller, the Attorney General and any other person or entity authorized to conduct an examination, as well as the agency or agencies involved in this contract, shall have access to the Records during normal business hours at an office of the Contractor within the State of New York or, if no such office is available, at a mutually agreeable and reasonable venue within the State, for the term specified above for the purposes of inspection, auditing and copying. The State shall take reasonable steps to protect from public disclosure any of the Records which are exempt from disclosure under Section 87 of the Public Officers Law (the "Statute") provided that: (i) the Contractor shall timely inform an appropriate State official, in writing, that said records should not be disclosed; and (ii) said records shall be sufficiently identified; and (iii) designation of said records as exempt under the Statute is reasonable. Nothing contained herein shall diminish, or in any way adversely affect, the State's right to discovery in any pending or future litigation.

      11. IDENTIFYING INFORMATION AND PRIVACY NOTIFICATION:

            (a) FEDERAL EMPLOYER IDENTIFICATION NUMBER AND/OR FEDERAL SOCIAL SECURITY NUMBER.

      All invoices or New York State standard vouchers submitted for payment for the sale of goods or services or the lease of real or personal property to a New York State agency must include the payee's identification number, i.e., the seller's or lessor's identification number. The number is either the payee's Federal employer identification number or Federal social security number, or both such numbers when the payee has both such numbers. Failure to include this number or numbers may delay payment. Where the payee does not have such number or numbers, the payee, on his invoice New York State standard voucher, must give the reason or reasons why the payee does not have such number or numbers.

            (b)   PRIVACY NOTIFICATION.

      (1) The authority to request the above personal information from a seller of goods or services or a lessor of real or personal property, and the authority to maintain such information, is found in Section 5 of the State Tax Law. Disclosure of this information by the seller or lessor to the State is mandatory. The principal purpose for which the information is collected is to enable the State to identify individuals, businesses and others who have been delinquent in filing tax returns or may have understated their tax liabilities and to generally identify persons affected by the taxes administered by the Commissioner of Taxation and Finance. The information will be used for tax administration purposes and for any other purpose authorized by law.

      (2) The personal information is requested by the purchasing unit of the agency contracting to purchase the goods or services or lease the real or personal property covered by this contract or lease. The information is maintained in New York State's Central Accounting System by the Director of State Accounts, Office of the State Comptroller, AESOB, Albany, New York 12236.

      12. EQUAL EMPLOYMENT OPPORTUNITIES FOR MINORITIES AND WOMEN: In Accordance with Section 312 of the Executive Law, if this contract is: (i) a written agreement or purchase order instrument, providing for a total expenditure in excess of $25,000.00, whereby a contracting agency is committed to expend or does expend funds in return for labor, services, supplies, equipment, materials or any combination of the foregoing, to be performed for, or rendered or furnished to the contracting agency; or (ii) a written agreement in excess of $100,000.00 whereby a contracting agency is committed to expend or does expend funds for the acquisition, construction, demolition, replacement, major repair or renovation of real property and improvements thereon: or (iii) a written agreement in excess of $100,000.00 whereby the owner of a State assisted housing project is committed to expend or does expend funds for the acquisition, construction, demolition, replacement, major repair or renovation of real property and improvements thereon for such project then:

            (a) The contractor will not discriminate against employees or applicants for employment because of race, creed, color, national origin, sex, age, disability or marital status, and will undertake or continue existing programs of affirmative action to ensure that minority group members and women are afforded equal employment opportunities without discrimination. Affirmative action shall mean recruitment, employment, job assignment, promotion, upgradings, demotion, transfer, layoff, or termination and rates of pay or other forms of compensation:

            (b) at the request of the contracting agency, the Contractor shall request each employment agency, labor union or authorized representative of workers with which it has a collective bargaining or other agreement or understanding, to furnish a written statement that such employment agency, labor union or representative will not discriminate on the basis of race, creed, color, national origin, sex, age, disability or marital status and that such union or representative will affirmatively cooperate in the implementation of the contractor's obligations herein: and

            (c) the Contractor shall state, in all solicitations or advertisements for employees, that, in the performance of the State contract, all qualified applicants will be afforded equal employment opportunities without discrimination because of race, creed, color, national origin, sex, age, disability or marital status.

      Contractor will include the provisions of "a", "b" and "c", above, in every subcontract over $25,000.00 for the construction, demolition, replacement, major repair, renovation, planning or design of real property and improvements thereon (the "Work") except where the Work is for the beneficial use of the Contractor. Section 312 does not apply to: (i) work, goods or services unrelated to this contract; or (ii) employment outside New York State; or (iii) banking services, insurance policies or the sale of securities. The State shall consider compliance by a contractor or subcontractor with the requirements of any federal law concerning equal employment opportunity which effectuates the purpose of his section. The contracting agency shall determine whether the imposition of the requirements of the provisions hereof duplicate or conflict with any such federal law and if such duplication or conflict exists, the contracting agency shall waive the applicability of Section 312 to the extent of such duplication or conflict. Contractor will comply with all duly promulgated and lawful rules and regulations of the Governor's Office of Minority and Women's Business Development pertaining hereto.

      13. CONFLICTING TERMS. In the event of a conflict between the terms of the contract (including any and all attachments thereto and amendments thereof) and the terms of this Appendix A, the terms of this Appendix A shall control.

      14. GOVERNING LAW. This contract shall be governed by the laws of the State of New York except where the Federal supremacy clause requires otherwise.

      15. LATE PAYMENT. Timeliness of payment and any interest to be paid to Contractor for late payment shall be governed by Article XI-A of the State Finance Law to the extent required by law.

      16. NO ARBITRATION. Disputes involving this contract, including the breach or alleged breach thereof, may not be submitted to binding arbitration (except where statutorily authorized) but must, instead, be heard in a court of competent jurisdiction of the State of New York.

      17. SERVICE OF PROCESS. In addition to the methods of service allowed by the State Civil Practice Law & Rules ("CPLR"),Contractor hereby consents to service of process upon it by registered or certified mail, return receipt requested. Service hereunder shall be complete upon Contractor's actual receipt of process or upon the State's receipt of the return thereof by the United States Postal Service as refused or undeliverable. Contractor must promptly notify the State, in writing, of each and every change of address to which service of process can be made. Service by the State to the last known address shall be sufficient. Contractor will have thirty (30) calendar days after service hereunder is complete in which to respond.

                                   Appendix B

             OFFICE OF PARKS, RECREATION AND HISTORIC PRESERVATION

                  Participation by Minority Group Members and
                     Women with Respect to State Contracts

      The parties to the attached contract, license, lease, amendment or other agreement of any kind (hereinafter, "the contract' or this contract") agree to be bound by the following clauses which are hereby made a part of the contract (the word "contractor" herein refers to any party other than the State, whether referred to as contractor, licensor, licensee, lessor, lessee, consultant, grant recipient, local sponsor or by any other name:

      1. Definitions. For purpose of these clauses, the following definitions shall apply:

      (a) "Certified business" shall mean either a business certified as a minority or women-owned business enterprise pursuant to section 314 of the Executive Law.

      (b) "Minority group member" shall mean a United States citizen or permanent resident alien who is and can demonstrate membership in one of the following groups:

            (i) Black persons having origins in any of the Black African racial groups;

            (ii) Hispanic persons of Mexican, Puerto Rican, Dominican, Cuban, Central or South American of either Indian or Hispanic origin, regardless or race;

            (iii) Native American or Alaskan native persons having origins in any of the original peoples of North America;

            (iv) Asian and Pacific Islander persons having origins in any of the origins in any of the Far East countries, South East Asia, the Indian subcontinent or the Pacific Islands.

            (c) "Minority-owned business enterprise" shall mean a business enterprise, including a sole proprietorship, partnership or corporation that is:

                  (i) at least fifty-one percent owned by one or more minority group members;

                  (ii) an enterprise in which such minority ownership is real, substantial and continuing;

                  (iii) an enterprise in which such minority ownership has and exercises the authority to control independently the day-to-day business decisions of the enterprise; and

                  (iv) an enterprise authorized to do business in this state and independently owned and operated.

            (d) "Women-owned business enterprise" shall mean a business enterprise; including a sole proprietorship, partnership or corporation that is:

                  (i) at least fifty-one percent owned by one or more United
            States citizens or permanent resident aliens who are women;

                  (ii) an enterprise in which the ownership interest of such women is real, substantial and continuing;

                  (iii) an enterprise in which such women ownership has and
            exercises the authority to control independently the day-to-day business decisions of the enterprise; and

                  (iv) an enterprise authorized to do business in this state and independently owned and operated.

      2. Directory of Certified Businesses. PARKS shall make copies of the Directory of Certified Businesses available for inspection at each of its regional offices and at its Albany office. The contractor may purchase a copy at the price of fifty-nine dollars for a printed copy and twenty-three dollars for the Directory on computer diskette from:

            Division of Minority and Women-Owned Business Development New York State Department of Economic Development
            99 Washington Avenue
            Albany, NY 12245

      3. Good Faith Efforts. The contractor is encouraged to employ minority and women workers and to solicit and obtain the participation of certified minority and women-owned business enterprises as subcontractors and suppliers on this contract whether or not goals have been established by the Office for this contract. The following are suggested actions for the contractor to take this endeavor:

            (a) Place advertisements in appropriate general circulation, trade and minority or women-owned publications in a timely fashion.

            (b) Make written solicitations to women and minority-owned business enterprises in a timely fashion and include plans, specifications and contract terms.

            (c) Where reasonable structure the work to be performed under subcontracts so as to increase the likelihood of participation by certified businesses.

            (d) Offer to M/WBEs subcontract terms and conditions comparable to those offered subcontractors on the contract.

            (e) Make payments to M/WBE subcontractors and suppliers in a timely fashion.

      4. Reports. The contractor shall submit, and shall require subcontractors to submit, reports showing the participation of all business enterprises on this contract, including minority and women-owned business enterprises on forms and at intervals to be established by PARKS. Reports not submitted at such times as shall be required by PARKS shall be cause for PARKS to delay implementing scheduled payments to the contractor.

APPENDIX C

                           CERTIFICATE OF COMPLIANCE
                    NON-DISCRIMINATION IN EMPLOYMENT IRELAND
                      MACBRIDE FAIR EMPLOYMENT PRINCIPLES

      In accordance with section 174-b of the State Finance Law, as enacted by Chapter 807 of the Laws of 1992, the bidder, by submission of this bid, certifies that it or any individual or legal entity in which the bidder holds a 10% or greater ownership interest, or any individual or legal entity that holds a 10% or greater ownership interest in the bidder, either:

      (Answer "yes" or "no" to one or both of the following statements as applicable.)

1.    Has business operations in Northern Ireland:

            Yes _______            No   NO
                                       ----

2. If the answer to number one is "yes", shall take lawful steps in good faith to conduct any business operations it has in Northern Ireland in accordance with the MacBride Fair Principles relating to nondiscrimination in employment and freedom of workplace opportunity regarding such operations in Northern Ireland, and shall permit independent monitoring of its compliance with such Principles:

            Yes _______            No _______


      April 11, 1997                        /s/ Ron Delsener
      --------------                   -----------------------------------
      Date                                       Signature

                                            Ron Delsener
                                       -----------------------------------
                                            Print Name


                                            Co-President
                                       -----------------------------------
                                            Title

                                  Attachment D

         CERTIFICATE OF COMPLIANCE WITH OMNIBUS PROCUREMENT ACT OF 1992
            (Applicable to bids equal to or greater than $1,000,000)

            The Concessionaire certifies that:

1. The Concessionaire will document efforts to encourage the participation of New York State Business Enterprises as suppliers and subcontractors on this contract, and has retained the documentation of these efforts to be provided upon request to the State.

2. Documented efforts by the Concessionaire shall consist of and be limited to showing that the Concessionaire has:

      a. Solicited bids, in a timely and adequate manner, from New York State business enterprises including certified minority and women-owned businesses, or

      b. Contacted the New York State Department of Economic Development to obtain listing of New York State business enterprises, or

      c. Placed notices for subcontractors and suppliers in newspapers, journals and other trade publications distributed in New York State, or

      d.    Participated in bidder outreach conferences.

      e. If the Concessionaire determines that New York State business enterprises are not available to participate on the contract as subcontractors or suppliers, the Concessionaire shall provide a statement indicating the method by which such determination was made.

      f. If the Concessionaire does not intend to use subcontractors on the contract, the Concessionaire shall provide a statement verifying such intent.

3. The Concessionaire has complied with the Federal Equal Opportunity Act of 1972 (P.L. 92-261), as amended.

4. The Concessionaire agrees to make all reasonable efforts to provide notification to New York State residents of employment opportunities arising out of this contract through listing any such positions with the Community Services Division of the New York State Department of Labor, or providing such notification in such manner as is consistent with existing collective bargaining contracts or agreements. The Concessionaire agrees to document these efforts and provide said documentation to the State upon request.

      April 11, 1997                        /s/ Ron Delsener
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      Date                                       Signature

                                            Ron Delsener
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                                            Print Name


                                            Co-President
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                                            Title